UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2013

APOLLO MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25809	20-8046599
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

700 N. Brand Blvd., Suite 220, Glendale, CA 91203

(Address of principal executive offices) (zip code)

(818) 396-8050

(Registrant's telephone number, including area code)

700 N. Brand Blvd., Suite 450, Glendale, CA 91203

(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Explanatory Note

The purpose of this Current Report on Form 8-K/A is to amend the Current Report on Form 8-K of Apollo Medical Holdings, Inc. (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on May 22, 2013 (the “Original Filing”), to correct an inadvertent error that was contained in Item 5.02 of the Original Filing.   The Original Filing incorrectly noted that the Mr. Schmidt was entitled to receive a grant of 400,000 restricted shares of the Company’s common stock for his Board service; whereas, Mr. Schmidt is entitled to receive a grant of options to acquire 400,000 common shares of the Company’s common stock.  Except as specifically amended herein, the Original Filing remains unchanged.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Date: June 18, 2013	By:	/s/ Warren Hosseinion
	Name:	Warren Hosseinion
	Title:	Chief Executive Officer